EXHIBIT 32(a)

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      The undersigned, being the Chief Executive Officer of Jordan Industries, Inc., an Illinois corporation (the "Registrant"), hereby certifies that the Quarterly Report on Form 10-Q (the "Periodic Report") of the Registrant for the quarter ended June 30, 2004, which accompanies this certification, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. ss.78m(a)) and that the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 16, 2004

John W. Jordan II
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John W. Jordan II
Chairman and Chief Executive Officer